SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) March 15, 1996


                        CONSUMER PORTFOLIO SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)



                                  United States
                 (State or Other Jurisdiction of Incorporation)


          333-09343
          333-26355
          333-25301
          333-1548
          333-49945                                 33-0459135
    (Commission File Number)            (I.R.S. Employer Identification No.)


      2 Ada, Irvine, California                       92618
(Address of Principal Executive Offices)            (Zip Code)


                                 (714) 753-6800
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         None

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.


Exhibit
  No.          Document Description

20.1 Monthly Servicing Report for the June 1996 collection period for FASCO Auto Trust 1996-1

20.2 Monthly Servicing Report for the July 1996 collection period for FASCO Auto Trust 1996-1

20.3 Monthly Servicing Report for the August 1996 collection period for FASCO Auto Trust 1996-1

20.4 Monthly Servicing Report for the September 1996 collection period for FASCO Auto Trust 1996-1 and CPS Auto Grantor Trust 1996-2

20.5 Monthly Servicing Report for the October 1996 collection period for FASCO Auto Trust 1996- 1 and CPS Auto Grantor Trust 1996-2

20.6 Monthly Servicing Report for the November 1996 collection period for FASCO Auto Trust 1996-1 and CPS Auto Grantor Trust 1996-2

20.7 Monthly Servicing Report for the December 1996 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2 and CPS Auto Grantor Trust 1996-3

20.8 Monthly Servicing Report for the January 1997 collection period for FASCO Auto Trust 1996- 1, CPS Auto Grantor Trust 1996-2 and CPS Auto Grantor Trust 1996-3

20.9 Monthly Servicing Report for the February 1997 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2 and CPS Auto Grantor Trust 1996-3

20.10 Monthly Servicing Report for the March 1997 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3 and CPS Auto Grantor Trust 1997-1

20.11 Monthly Servicing Report for the April 1997 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3 and CPS Auto Grantor Trust 1997-1

20.12 Monthly Servicing Report for the May 1997 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3, CPS Auto Grantor Trust 1997-1 and CPS Auto Grantor Trust 1997-2

20.13 Monthly Servicing Report for the June 1997 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3, CPS Auto Grantor Trust 1997-1 and CPS Auto Grantor Trust 1997-2

20.14 Monthly Servicing Report for the July 1997 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3, CPS Auto Grantor Trust 1997-1 and CPS Auto Grantor Trust 1997-2

20.15 Monthly Servicing Report for the August 1997 collection period for FASCO Auto Trust 1996- 1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3, CPS Auto Grantor Trust 1997-1, CPS Auto Grantor Trust 1997-2 and CPS Auto Receivables Trust 1997-3

20.16 Monthly Servicing Report for the September 1997 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3, CPS Auto Grantor Trust 1997-1, CPS Auto Grantor Trust 1997-2 and CPS Auto Receivables Trust 1997-3

20.17 Monthly Servicing Report for the October 1997 collection period for FASCO Auto Trust 1996- 1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3, CPS Auto Grantor Trust 1997-1, CPS Auto Grantor Trust 1997-2, CPS Auto Receivables Trust 1997-3 and CPS Auto Receivables Trust 1997-4

20.18 Monthly Servicing Report for the November 1997 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3, CPS Auto Grantor Trust 1997-1, CPS Auto Grantor Trust 1997-2, CPS Auto Receivables Trust 1997-3, CPS Auto Receivables Trust 1997-4 and CPS Auto Receivables Trust 1997-5

20.19 Monthly Servicing Report for the December 1997 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3, CPS Auto Grantor Trust 1997-1, CPS Auto Grantor Trust 1997-2, CPS Auto Receivables Trust 1997-3, CPS Auto Receivables Trust 1997-4 and CPS Auto Receivables Trust 1997-5

20.20 Monthly Servicing Report for the January 1998 collection period for FASCO Auto Trust 1996- 1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3, CPS Auto Grantor Trust 1997-1, CPS Auto Grantor Trust 1997-2, CPS Auto Receivables Trust 1997-3, CPS Auto Receivables Trust 1997-4 and CPS Auto Receivables Trust 1997-5

20.21 Monthly Servicing Report for the February 1998 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3, CPS Auto Grantor Trust 1997-1, CPS Auto Grantor Trust 1997-2, CPS Auto Receivables Trust 1997-3, CPS Auto Receivables Trust 1997-4 and CPS Auto Receivables Trust 1997-5

20.22 Monthly Servicing Report for the March 1998 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3, CPS Auto Grantor Trust 1997-1, CPS Auto Grantor Trust 1997-2, CPS Auto Receivables Trust 1997-3, CPS Auto Receivables Trust 1997-4, CPS Auto Receivables Trust 1997-5 and CPS Auto Grantor Trust 1998-1.

20.23 Monthly Servicing Report for the April 1998 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3, CPS Auto Grantor Trust 1997-1, CPS Auto Grantor Trust 1997-2, CPS Auto Receivables Trust 1997-3, CPS Auto Receivables Trust 1997-4, CPS Auto Receivables Trust 1997-5 and CPS Auto Grantor Trust 1998-1

20.24 Monthly Servicing Report for the May 1998 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3, CPS Auto Grantor Trust 1997-1, CPS Auto Grantor Trust 1997-2, CPS Auto Receivables Trust 1997-3, CPS Auto Receivables Trust 1997-4, CPS Auto Receivables Trust 1997-5, CPS Auto Grantor Trust 1998- 1 and CPS Auto Grantor Trust 1998-2

20.25 Monthly Servicing Report for the June 1998 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3, CPS Auto Grantor Trust 1997-1, CPS Auto Grantor Trust 1997-2, CPS Auto Receivables Trust 1997-3, CPS Auto Receivables Trust 1997-4, CPS Auto Receivables Trust 1997-5, CPS Auto Grantor Trust 1998- 1 and CPS Auto Grantor Trust 1998-2

20.26 Monthly Servicing Report for the July 1998 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3, CPS Auto Grantor Trust 1997-1, CPS Auto Grantor Trust 1997-2, CPS Auto Receivables Trust 1997-3, CPS Auto Receivables Trust 1997-4, CPS Auto Receivables Trust 1997-5, CPS Auto Grantor Trust 1998- 1, CPS Auto Grantor Trust 1998-2 and CPS Auto Receivables Trust 1998-3

20.27 Monthly Servicing Report for the August 1998 collection period for FASCO Auto Trust 1996- 1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3, CPS Auto Grantor Trust 1997-1, CPS Auto Grantor Trust 1997-2, CPS Auto Receivables Trust 1997-3, CPS Auto Receivables Trust 1997-4, CPS Auto Receivables Trust 1997-5, CPS Auto Grantor Trust 1998- 1, CPS Auto Grantor Trust 1998-2 and CPS Auto Receivables Trust 1998-3

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CONSUMER PORTFOLIO SERVICES, INC.
                                  (Registrant)




Dated: September 29, 1998         By:     /s/ Jeffrey P. Fritz
                                  Name:   Jeffrey P. Fritz
                                  Title:  Chief Financial Officer

                                INDEX TO EXHIBITS



Exhibit                                                               Sequential
  No.          Document Description                                   Page No.

20.1 Monthly Servicing Report for the June 1996 collection period for FASCO Auto Trust 1996-1

20.2 Monthly Servicing Report for the July 1996 collection period for FASCO Auto Trust 1996-1

20.3 Monthly Servicing Report for the August 1996 collection period for FASCO Auto Trust 1996-1

20.4 Monthly Servicing Report for the September 1996 collection period for FASCO Auto Trust 1996-1 and CPS Auto Grantor Trust 1996-2

20.5 Monthly Servicing Report for the October 1996 collection period for FASCO Auto Trust 1996-1 and CPS Auto Grantor Trust 1996-2

20.6 Monthly Servicing Report for the November 1996 collection period for FASCO Auto Trust 1996-1 and CPS Auto Grantor Trust 1996-2

20.7 Monthly Servicing Report for the December 1996 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2 and CPS Auto Grantor Trust 1996-3

20.8 Monthly Servicing Report for the January 1997 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2 and CPS Auto Grantor Trust 1996-3

20.9 Monthly Servicing Report for the February 1997 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2 and CPS Auto Grantor Trust 1996-3

20.10 Monthly Servicing Report for the March 1997 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3 and CPS Auto Grantor Trust 1997-1

20.11 Monthly Servicing Report for the April 1997 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3 and CPS Auto Grantor Trust 1997-1

20.12 Monthly Servicing Report for the May 1997 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3, CPS Auto Grantor Trust 1997-1 and CPS Auto Grantor Trust 1997-2

20.13 Monthly Servicing Report for the June 1997 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3, CPS Auto Grantor Trust 1997-1 and CPS Auto Grantor Trust 1997-2

20.14 Monthly Servicing Report for the July 1997 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3, CPS Auto Grantor Trust 1997-1 and CPS Auto Grantor Trust 1997-2

20.15 Monthly Servicing Report for the August 1997 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3, CPS Auto Grantor Trust 1997-1, CPS Auto Grantor Trust 1997-2 and CPS Auto Receivables Trust 1997-3

20.16 Monthly Servicing Report for the September 1997 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3, CPS Auto Grantor Trust 1997-1, CPS Auto Grantor Trust 1997-2 and CPS Auto Receivables Trust 1997-3

20.17 Monthly Servicing Report for the October 1997 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3, CPS Auto Grantor Trust 1997-1, CPS Auto Grantor Trust 1997-2, CPS Auto Receivables Trust 1997-3 and CPS Auto Receivables Trust 1997-4

20.18 Monthly Servicing Report for the November 1997 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3, CPS Auto Grantor Trust 1997-1, CPS Auto Grantor Trust 1997-2, CPS Auto Receivables Trust 1997-3, CPS Auto Receivables Trust 1997-4 and CPS Auto Receivables Trust 1997-5

20.19 Monthly Servicing Report for the December 1997 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3, CPS Auto Grantor Trust 1997-1, CPS Auto Grantor Trust 1997-2, CPS Auto Receivables Trust 1997-3, CPS Auto Receivables Trust 1997-4 and CPS Auto Receivables Trust 1997-5

20.20 Monthly Servicing Report for the January 1998 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3, CPS Auto Grantor Trust 1997-1, CPS Auto Grantor Trust 1997-2, CPS Auto Receivables Trust 1997-3, CPS Auto Receivables Trust 1997-4 and CPS Auto Receivables Trust 1997-5

20.21 Monthly Servicing Report for the February 1998 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3, CPS Auto Grantor Trust 1997-1, CPS Auto Grantor Trust 1997-2, CPS Auto Receivables Trust 1997-3, CPS Auto Receivables Trust 1997-4 and CPS Auto Receivables Trust 1997-5

20.22 Monthly Servicing Report for the March 1998 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3, CPS Auto Grantor Trust 1997-1, CPS Auto Grantor Trust 1997-2, CPS Auto Receivables Trust 1997-3, CPS Auto Receivables Trust 1997-4, CPS Auto Receivables Trust 1997-5 and CPS Auto Grantor Trust 1998-1.

20.23 Monthly Servicing Report for the April 1998 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3, CPS Auto Grantor Trust 1997-1, CPS Auto Grantor Trust 1997-2, CPS Auto Receivables Trust 1997-3, CPS Auto Receivables Trust 1997-4, CPS Auto Receivables Trust 1997-5 and CPS Auto Grantor Trust 1998-1

20.24 Monthly Servicing Report for the May 1998 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3, CPS Auto Grantor Trust 1997-1, CPS Auto Grantor Trust 1997-2, CPS Auto Receivables Trust 1997-3, CPS Auto Receivables Trust 1997-4, CPS Auto Receivables Trust 1997-5, CPS Auto Grantor Trust 1998-1 and CPS Auto Grantor Trust 1998-2

20.25 Monthly Servicing Report for the June 1998 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3, CPS Auto Grantor Trust 1997-1, CPS Auto Grantor Trust 1997-2, CPS Auto Receivables Trust 1997-3, CPS Auto Receivables Trust 1997-4, CPS Auto Receivables Trust 1997-5, CPS Auto Grantor Trust 1998-1 and CPS Auto Grantor Trust 1998-2

20.26 Monthly Servicing Report for the July 1998 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3, CPS Auto Grantor Trust 1997-1, CPS Auto Grantor Trust 1997-2, CPS Auto Receivables Trust 1997-3, CPS Auto Receivables Trust 1997-4, CPS Auto Receivables Trust 1997-5, CPS Auto Grantor Trust 1998-1, CPS Auto Grantor Trust 1998-2 and CPS Auto Receivables Trust 1998-3

20.27 Monthly Servicing Report for the August 1998 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3, CPS Auto Grantor Trust 1997-1, CPS Auto Grantor Trust 1997-2, CPS Auto Receivables Trust 1997-3, CPS Auto Receivables Trust 1997-4, CPS Auto Receivables Trust 1997-5, CPS Auto Grantor Trust 1998-1, CPS Auto Grantor Trust 1998-2 and CPS Auto Receivables Trust 1998-3